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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 24, 2004

                           MORTGAGEIT SECURITIES CORP.
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             (Exact name of registrant as specified in its charter)

           Delaware                    333-119686               56-2483326
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 (State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


33 Maiden Lane
New York, New York                                     10038
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(Address of Principal                                (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code, is (212) 651-7700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.      OTHER EVENTS.
                ------------

         On or about November 24, 2004, the Registrant will cause the issuance and sale of approximately $629,928,000 initial principal amount of MortgageIT Trust 2004-2, Mortgage-Backed Notes, Series 2004-2 (the "Notes") to be issued pursuant to an indenture, dated as of November 1, 2004, among MortgageIT Trust 2004-2 as issuer, Wells Fargo Bank, National Association as securities administrator and Deutsche Bank National Trust Company, as indenture trustee.

         In connection with the sale of the Series 2004-2, Class A-1, Class A-2, Class M-1, Class M-2, Class B-1 and Class B-2 Notes (collectively, the "Underwritten Notes"), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston LLC and UBS Securities LLC (collectively, the "Underwriters"), that the Underwriters have furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Notes following the effective date of Registration Statement No. 333-119686, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Notes.

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Item 9.01(c). FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.
                  --------------------
                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.
                  -------------------------------
                  Not applicable.

         (c)      EXHIBITS
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                ITEM 601(a) OF
                REGULATION S-K
Exhibit No.       Exhibit                  Description
-----------     --------------             -----------
     1                99              Computational
                                      Materials--Computational
                                      Materials (as defined in
                                      Item 8.01) that have
                                      been provided by the
                                      Underwriters to certain
                                      prospective purchasers
                                      of MortgageIT Trust
                                      2004-2, Mortgaged-Backed
                                      Notes, Series 2004-2
                                      (filed in paper pursuant
                                      to the automatic SEC
                                      exemption pursuant to
                                      Release 33-7427, August
                                      7, 1997)

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            MORTGAGEIT Securities Corp.

                                            By:    /s/ John R. Cuti
                                               ---------------------------------
                                               Name:  John R. Cuti
                                               Title: Secretary


Dated: November 24, 2004

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                                  EXHIBIT INDEX


                  Item 601(a) of    Sequentially
                  Regulation S-K    Numbered
Exhibit Number    Exhibit No.       Description                Page
--------------    --------------    ------------               ----
1                 99                Computational Materials    Filed Manually